UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2017 (January 3, 2017)

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number : 001-12669

South Carolina	57-0799315
(State of incorporation)	(I.R.S. Employer Identification No.)

520 Gervais Street
Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

(800) 277-2175
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by South State Corporation (“South State”) with the Securities and Exchange Commission on January 4, 2017, South State completed its previously announced merger with Southeastern Bank Financial Corporation (“SBFC”) on January 3, 2017, as a result of which SBFC merged with and into South State, with South State as the surviving corporation.

Item 9.01.             Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The financial statements of SBFC required by Item 9.01(a) are incorporated herein by reference to SBFC’s Annual Report on Form 10-K for the year ended December 31, 2015, and to SBFC’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016.

The consent of Crowe Horwath LLP, SBFC’s independent registered public accounting firm, is attached hereto as Exhibit 23.1.

(b)           Pro Forma Financial Information.

The pro forma financial information requirement by Item 9.01(b) is incorporated herein by reference to the unaudited pro forma condensed balance sheet as of June 30, 2016 and the unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2016 and the year ended December 31, 2015, in each case included in South State’s Registration Statement on Form S-4/A filed by South State with the Securities and Exchange Commission on September 15, 2016.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Crowe Horwath LLP, independent registered public accounting firm (with respect to Southeastern Bank Financial Corporation).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION

By:	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

Date: January 6, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Crowe Horwath LLP, independent registered public accounting firm (with respect to Southeastern Bank Financial Corporation).